Filed Pursuant to Rule 497 (b)
Registration No. 333-231299

First Trust Heitman Global Prime Real Estate ETF

A Message from the Chairman of the Board of Trustees

July 1, 2019

Dear Shareholder:

I am writing to you to ask for your vote on a very important matter that will significantly affect your investment in First Trust Heitman Global Prime Real Estate ETF (“PRME”). Enclosed is a proxy statement and prospectus (“Proxy Statement/Prospectus”) seeking your approval of a proposal at a special meeting of shareholders of PRME (the “Meeting”).

At the Meeting, which will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on August 22, 2019, at 4:00 p.m., shareholders will be asked to consider and vote upon a proposed transaction involving a reorganization transaction (the “Reorganization”) whereby PRME will be combined with First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR”), an exchange-traded fund (“ETF”) organized as a separate series of First Trust Exchange-Traded Fund II, an open-end management investment company, pursuant to which shareholders of PRME would become shareholders of FFR.

Through the Reorganization, shares of PRME would be exchanged, on a tax-free basis for federal income tax purposes as further described herein, for shares of FFR with an equal aggregate net asset value, and PRME shareholders will become shareholders of FFR.

In determining to recommend approval of the proposal, the Board of Trustees of PRME considered the following factors, among others:

•	PRME and FFR have similar investment strategies;
•	the Reorganization is expected to allow shareholders of PRME to hold shares of a fund with significantly greater net assets; and
•	the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

The Board of Trustees of PRME has unanimously approved the Agreement and Plan of Reorganization (the “Plan”) and the transactions it contemplates and recommends that PRME shareholders vote “FOR” approval of the Plan and the Reorganization it contemplates. A copy of the form of the Plan is attached as Exhibit A to the enclosed Proxy Statement/Prospectus.

Also included in this booklet are the following materials concerning the upcoming Meeting:

•	a Notice of Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and
•	a Proxy Statement/Prospectus, which provides detailed information on FFR, the specific proposal being considered at the Meeting and why the proposal is being made, including the differences between shares of PRME and the shares of FFR that PRME shareholders will receive as a result of the Reorganization.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by touch-tone telephone or via the Internet. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or vote by touch-tone telephone or via the Internet. A postage-paid envelope is enclosed for mailing, and touch-tone telephone and Internet voting instructions are listed at the top of your proxy card.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of PRME that you own. Please take a few moments to read the enclosed materials and then cast your vote.

Our proxy solicitor, AST Fund Solutions LLC, may contact you to encourage you to exercise your right to vote.

We appreciate your participation in this important Meeting. Thank you.

Sincerely yours,

James A. Bowen

Chairman of the Board of Trustees,
First Trust Heitman Global Prime Real Estate ETF

If You Need Any Assistance, Or Have Any Questions Regarding The Proposed Reorganization Or How To Vote Your Shares, Call AST Fund Solutions LLC at (800) 284-1755 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

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Important Notice to Shareholders of

First Trust Heitman Global Prime Real Estate ETF

Questions & Answers

July 1, 2019

Although we recommend that you read the entire Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	What is happening?
A.	You are being asked to vote to approve, at a special meeting of shareholders (the “Meeting”), the reorganization of First Trust Heitman Global Prime Real Estate ETF (“PRME”) into First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR,” and PRME and FFR are each a “Fund” and, together, the “Funds”). Specifically, you are being asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) between First Trust Exchange-Traded Fund IV (“First Trust ETF IV”), of which PRME is a series, and First Trust Exchange-Traded Fund II (“First Trust ETF II”), of which FFR is a series, pursuant to which the assets and liabilities of PRME will be transferred to FFR, and shareholders of PRME will become shareholders of FFR (collectively, the “Reorganization”).

The Board of Trustees of PRME has determined that the proposal is in the best interests of the Fund. The Board of Trustees unanimously recommends that you vote FOR the proposal.

Q.	How will the Reorganization be effected?
A.	Assuming PRME shareholders approve the Reorganization, PRME will be reorganized into FFR. Immediately following the reorganization, PRME will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

Upon the closing of the reorganization of PRME into FFR, PRME shareholders will receive newly issued shares of FFR. Shareholders of PRME will receive a number of FFR shares equal in aggregate net asset value to the aggregate net asset value of the PRME shares held by such shareholders, each computed as of the close of regular trading on the NYSE Arca (the “NYSE Arca”) on the business day immediately prior to the date of the closing of the Reorganization (the “Valuation Time”).

Q.	Why is the Reorganization being recommended?
A.	Since its inception, PRME has failed to gather assets and reach scale. This may be partially due to the fact that, since inception, PRME has underperformed its benchmark. PRME’s Board of Trustees and management have regularly monitored the size and performance of PRME and considered a variety of alternatives to increase its assets and have sought to develop a viable approach to address PRME’s lack of scale. FFR has significantly greater assets than PRME and has outperformed PRME since PRME’s inception on November 11, 2015 through the end of 2018. The Board of Trustees and management of PRME believe the Reorganization may allow PRME shareholders who become shareholders of FFR to experience the benefits associated with holding shares in a fund with significantly greater assets than PRME while allowing PRME’s shareholders the opportunity to continue their investment in a similar global real estate strategy. If the Reorganization is consummated, PRME’s shareholders will receive FFR shares equal in aggregate net asset value to the aggregate net asset value of their PRME shares as of the Valuation Time. Immediately after the Reorganization, FFR will have a greater asset base than PRME prior to the Reorganization. In addition, FFR has and is expected to maintain a lower total operating expense ratio than PRME following the Reorganization and FFR has historically made higher distributions than PRME. No assurances can be given that FFR’s total operating expense ratio and distributions will remain at their current rate.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganization?
A.	Yes. The direct costs associated with the proposed Reorganization, including the costs associated with the Meeting, will be borne by First Trust Advisors, L.P., the investment adviser of the Funds (“First Trust” or the “Adviser”). However, the indirect expenses of the Reorganization, primarily relating to the repositioning of the assets of PRME, will be borne by PRME and will impact the net asset value of PRME prior to the Reorganization.
Q.	Will the shares held by PRME shareholders continue to be listed on the NYSE Arca following the Reorganization?
A.	Yes. PRME shares and FFR shares are both currently listed and trade on the NYSE Arca and FFR shares will continue to be listed and trade on the NYSE Arca following the Reorganization.
Q.	Do the Funds have similar investment strategies and risks?
A.	Yes. The investment strategies of PRME and FFR are similar in certain respects, but have some important differences. As a result of such similarities, the Funds are subject to many of the same investment risks.

PRME is an actively managed exchange-traded fund (“ETF”) whose investment objective is to provide long-term total return. In contrast, FFR is an index-based ETF whose investment objective is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the FTSE EPRA/ NAREIT Developed Index (the “Index”).

PRME seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts (“REITs”), real estate operating companies (“REOCs”) and common stocks or depositary receipts of companies primarily engaged in the real estate industry. Accordingly, PRME is concentrated in REITs and/or real estate management and development companies (including REOCs), sub-industries of the real estate industry group. Real estate management and development companies generally derive at least 50% of their revenue from, or have at least 50% of their assets invested in, real estate, including the ownership, construction, management, or sale of real estate. PRME does not invest directly in real estate.

FFR pursues its investment objective by investing at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is composed of publicly traded REITs and real estate holding and development companies. FFR, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is compiled and maintained by FTSE International Limited (“FTSE” or the “Index Provider”).

The principal differences between the investment strategies of PRME and FFR are as follows: (i) PRME is an actively managed ETF while FFR is an index-based ETF; and (ii) in addition to investing in REITs, PRME has significant holdings in REOCs. As a result of such differences, PRME and FFR are subject to different risks associated with such different investments and strategies.

Q.	Are the Funds managed by the same portfolio management team?
A.	No. Although First Trust Advisors L.P. serves as the investment adviser to both PRME and FFR, PRME is sub-advised by Heitman Real Estate Securities LLC, which provides the day-to-day management of PRME’s securities and investment strategy and sub-sub-advised by Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH. First Trust manages the strategy of FFR.
Q.	Will the Reorganization constitute a taxable event for PRME shareholders?
A.	No. The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes and will not occur unless PRME’s counsel provides a tax opinion to that effect. If a shareholder chooses to sell PRME shares prior to the Reorganization, the sale will generate taxable gain or loss; therefore, such shareholder may wish to consult a tax advisor before doing so. Of course, the shareholder also may be subject to periodic capital gains as a result of the normal operations of PRME whether or not the proposed Reorganization occurs.

PRME, if requested by FFR, will attempt to dispose of assets that do not conform to FFR’s investment objective, policies and restrictions in advance of the Reorganization. PRME intends to pay a dividend of any undistributed realized net investment income, if any, immediately prior to the closing of the Reorganization of PRME into FFR. The amount of dividends actually paid, if any, will depend on a number of factors, such as changes in the value of PRME’s holdings and the extent of the liquidation of securities between the date of the Meeting and the closing of such Reorganization. Any net investment income realized prior to the Reorganization will be distributed to PRME’s shareholders as ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to PRME’s shareholders. As of the date hereof, no long-term capital gains dividends are expected prior to the Reorganization.

Q.	Will the value of my investment change as a result of the approval of the proposed Reorganization?
A.	Shareholders of PRME will receive a number of FFR shares equal in aggregate net asset value to the aggregate net asset value of the PRME shares held as of the Valuation Time. It is estimated that portfolio repositioning will result in transaction costs payable by PRME in advance of the Reorganization of approximately $1,700, or 0.08% of its net assets, based on average costs normally incurred in such transactions. It is likely that the number of shares a PRME shareholder owns will change as a result of the Reorganization because shares of PRME will be exchanged for shares of FFR at an exchange ratio based on the Funds’ relative net asset values, which will likely differ from one another at the Valuation Time.

Q.	What vote is required to approve the proposed Reorganization?
A.	The approval of the proposed Reorganization requires the affirmative vote of (i) 67% or more of the PRME shares present at the Meeting, if the holders of more than 50% of the outstanding shares of PRME are present or represented by proxy, or (ii) more than 50% of the outstanding shares of PRME, whichever is less.
Q.	How does the Board of Trustees recommend that shareholders vote on the proposal?
A.	After careful consideration, the Board of Trustees has determined that the Reorganization is in the best interests of PRME and that the interests of PRME’s existing shareholders will not be diluted as a result of the Reorganization, and recommends that shareholders vote FOR the proposal.
Q.	What will happen if the required shareholder approval is not obtained?
A.	In the event that shareholders of PRME do not approve the Reorganization, each Fund will continue to exist and operate on a stand alone basis.
Q.	When would the proposed Reorganization be effective?
A.	If approved, the Reorganization is expected to occur as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Reorganization, shareholders of PRME will receive notice indicating that the Reorganization was completed.
Q.	How can I vote?

A.        You can vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated;
•	by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touchtone voting line or to speak with a live operator;
•	via the Internet by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting.

Whichever method you choose, please take the time to read the full text of the enclosed Proxy Statement/Prospectus before you vote.

Q.	Whom should I call for additional information about the Proxy Statement/Prospectus?

A.        Please call AST Fund Solutions LLC, the Funds’ proxy solicitor, at (800) 284-1755.

First Trust Heitman Global Prime Real Estate ETF

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Special Meeting of Shareholders
To be held on August 22, 2019

July 1, 2019

To the Shareholders of First Trust Heitman Global Prime Real Estate ETF:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of First Trust Heitman Global Prime Real Estate ETF (“PRME”), a series of First Trust Exchange-Traded Fund IV, a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on August 22, 2019, at 4:00 p.m. Central time, to consider the following (the “Proposal”):

To approve an Agreement and Plan of Reorganization by and between First Trust Exchange-Traded Fund IV, on behalf of PRME, and First Trust Exchange-Traded Fund II, on behalf of First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR”) pursuant to which PRME would (i) transfer all of its assets to FFR in exchange solely for newly issued shares of FFR and FFR’s assumption of all of the liabilities of PRME and (ii) immediately distribute such newly issued shares of FFR to PRME shareholders (collectively, the “Reorganization”).

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting and any adjournments or postponements thereof.

Holders of record of shares of PRME at the close of business on May 31, 2019 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees of PRME,

W. Scott Jardine

Secretary

Shareholders Who Do Not Expect To Attend The Meeting Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For The Proper Execution Of Proxies Are Set Forth On The Next Page. If You Need Any Assistance, Or Have Any Questions Regarding Your Fund’s Proposal Or How To Vote Your Shares, Call AST Fund Solutions LLC at (800) 284-1755 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.       Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.       All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr., UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF
First Trust Heitman Global Prime Real Estate ETF

This document contains a Proxy Statement/Prospectus and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it in accordance with the recommendation of the Board of Trustees as indicated on the cover of the Proxy Statement/Prospectus.

We urge you to review the Proxy Statement/Prospectus carefully and either fill out your proxy card and return it to us by mail, vote by phone or vote via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call AST Fund Solutions LLC, the proxy solicitor, at the special toll-free number we have set up for you: (800) 284-1755.

This page is intentionally left blank.

First Trust Heitman Global Prime Real Estate ETF

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

PROXY STATEMENT/PROSPECTUS

July 1, 2019

This Proxy Statement/Prospectus is being furnished to shareholders of First Trust Heitman Global Prime Real Estate ETF (“PRME”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund IV, an open-end management investment company (“First Trust ETF IV”), in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of PRME (the “Board of Trustees”) to be held at the offices of PRME, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on August 22, 2019, at 4:00 p.m. Central time, as may be adjourned or postponed, to consider the proposal listed below, and discussed in greater detail elsewhere in this Proxy Statement/Prospectus. PRME and First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund II, an open-end management investment company (“First Trust ETF II”), are referred to herein collectively as the “Funds” and each is referred to herein individually as a “Fund.”

This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposal described in this Proxy Statement/Prospectus or investing in FFR. Please read it carefully and keep it for future reference.

At the Meeting, the shareholders of PRME will be asked to approve the proposal, as described below (the “Proposal”):

To approve an Agreement and Plan of Reorganization by and between First Trust ETF IV, on behalf of PRME, and First Trust ETF II, on behalf of FFR, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A (the “Plan”), pursuant to which PRME would (i) transfer all of its assets to FFR in exchange solely for newly issued shares of FFR and FFR’s assumption of all of the liabilities of PRME and (ii) immediately distribute such newly issued shares of FFR to PRME shareholders (collectively, the “Reorganization”).

The Board of Trustees has unanimously approved the Proposal as being in the best interests of PRME, and unanimously recommends that you vote FOR the Proposal. The Board of Trustees believes the Reorganization will allow PRME shareholders to hold shares in a fund with significantly greater assets while allowing PRME’s shareholders the opportunity to continue their investment in a global real estate strategy. In addition, FFR has historically paid a higher distribution than PRME. No assurances can be given that FFR distributions will remain at their current rate.

The proposed Reorganization seeks to combine the Funds, which have similar investment strategies and risks, but also have important distinctions. The Plan provides for the reorganization of PRME into FFR, pursuant to which PRME would (i) transfer all of its assets to FFR in exchange solely for newly issued shares of FFR and FFR’s assumption of all of the liabilities of PRME and (ii) immediately distribute such newly issued shares of FFR to PRME shareholders. Shareholders of PRME will receive a number of FFR shares equal in aggregate net asset value to the aggregate net asset value of the PRME shares held as of the close of regular trading on the NYSE Arca (the “NYSE Arca”) on the business day immediately prior to the closing of the reorganization of PRME into FFR (the “Valuation Time”). Through the Reorganization, shares of PRME would be exchanged on a tax-free basis for federal income tax purposes for shares of FFR. In the event that shareholders of PRME do not approve the Reorganization, each Fund will continue to exist and operate on a stand alone basis.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

FFR lists and trades its shares on the NYSE Arca. Shares of FFR are not redeemable individually and therefore liquidity for individual shareholders of FFR will be realized only through a sale on any national securities exchange on which the shares are traded at market prices that may differ to some degree from the net asset value of the FFR shares. Reports, proxy materials and other information concerning FFR can be inspected at the offices of the NYSE Arca.

The following documents contain additional information about PRME and FFR, have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

(i) the prospectus and Statement of Additional Information of FFR, dated February 1, 2019, relating to shares of FFR (SEC File No. 333-143964);

(ii) the prospectus and Statement of Additional Information of PRME, dated March 1, 2019, relating to shares of PRME (SEC File No. 333-174332);

(iii) the audited financial statements and related independent registered public accounting firm’s report for FFR and the financial highlights for FFR contained in FFR’s Annual Report to Shareholders for the fiscal year ended September 30, 2018 (SEC File No. 811-21944);

(iv) the unaudited financial statements for FFR contained in FFR’s Semi-Annual Report to Shareholders for the six months ended March 31, 2019 (SEC File No. 811-21944).and

(v) the audited financial statements and related independent registered public accounting firm’s report for PRME and the financial highlights for PRME contained in PRME’s Annual Report to Shareholders for the fiscal year ended October 31, 2018 (SEC File No. 811-22559)

A copy of the FFR prospectus accompanies this Proxy Statement/Prospectus. The Statement of Additional Information to this Proxy Statement/Prospectus is also incorporated by reference and legally deemed to be part of this document, and is available upon oral or written request at no charge by calling First Trust Advisors L.P. (“First Trust”) at (800) 621-1675 or by writing to First Trust at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. In addition, FFR will furnish, without charge, a copy of its prospectus, most recent Annual Report or Semi-Annual Report to a shareholder upon request. PRME’s prospectus dated March 1, 2019, and Annual Report to Shareholders for the fiscal year ended October 31, 2018, containing audited financial statements, have been previously made available or mailed to shareholders. Copies of these documents are available upon request and without charge by writing to First Trust at the address listed above or by calling (800) 621-1675.

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The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, proxy statement/prospectus materials and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy materials and other information concerning PRME and FFR may be inspected at the offices of the NYSE Arca.

This Proxy Statement/Prospectus serves as a prospectus of FFR in connection with the issuance of the FFR common shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

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TABLE OF CONTENTS

INTRODUCTION	1
A. Synopsis	1
B. Risk Factors	7
C. Information About the Reorganization	14
D. Additional Information About the Investment Policies	23
Proposal — Reorganization of PRME Into FFR	31
ADDITIONAL INFORMATION ABOUT PRME AND FFR	32
GENERAL INFORMATION	36
OTHER MATTERS TO COME BEFORE THE MEETING	42
EXHIBIT A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B FORM OF PROXY CARD FOR FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF	B-1

INTRODUCTION

You are being asked to vote at the Meeting to approve the reorganization of PRME into FFR. Specifically, you are being asked to consider and approve the Plan, pursuant to which the assets and liabilities of PRME will be transferred to FFR, and shareholders of PRME will become shareholders of FFR.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Reorganization and shareholders should reference the more complete information contained in this Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Proxy Statement/Prospectus.

The Proposed Reorganization

The Board of Trustees of PRME, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), has unanimously approved the proposed Reorganization, including the Plan. If the shareholders of PRME approve the Proposal, PRME will reorganize into FFR, pursuant to which PRME would (i) transfer all of its assets to FFR in exchange solely for newly issued shares of FFR and FFR’s assumption of all of the liabilities of PRME and (ii) immediately distribute such newly issued shares of FFR to PRME shareholders. In connection with the Reorganization, FFR will issue to PRME shareholders book entry interests for the shares of FFR registered in a “street name” brokerage account held for the benefit of such shareholders. Shareholders of PRME will receive a number of FFR shares equal in aggregate net asset value to the aggregate net asset value of the PRME shares held as of the Valuation Time. Through the Reorganization, shares of PRME would be exchanged on a tax-free basis for federal income tax purposes for shares of FFR. Like shares of PRME, shares of FFR are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

Background and Reasons for the Proposed Reorganization

Since its inception, PRME has failed to gather assets and reach scale. This may be partially due to the fact that, since inception, PRME has underperformed its benchmark. PRME’s Board of Trustees and management have regularly monitored the size and performance of PRME and considered a variety of alternatives to increase its assets and have sought to develop a viable approach to address PRME’s lack of scale. FFR has significantly greater assets than PRME and has outperformed PRME since PRME’s inception on November 11, 2015 through the end of 2018. The Board of Trustees and management of PRME believe the Reorganization may allow PRME shareholders who become shareholders of FFR to experience the benefits associated with holding shares in a fund with significantly greater assets than PRME while allowing PRME’s shareholders the opportunity to continue their investment in a similar global real estate strategy. Immediately after the Reorganization, FFR will have a greater asset base than PRME prior to the Reorganization. In addition, FFR has and is expected to maintain a lower total operating expense ratio on a net basis, after fee waivers and expense reimbursements, than PRME, although FFR’s total operating expenses could increase after the current fee waivers and expense reimbursements terminate. FFR has historically made higher distributions than PRME. No assurances can be given that FFR’s total operating expense ratio and distributions will remain at their current rate.

Board Considerations Relating to the Proposed Reorganization

Based on information provided by First Trust, the Board of Trustees considered the following factors, among others, in determining to recommend that shareholders of PRME approve the Plan and the Reorganization it contemplates:

•	Compatibility of Investment Objectives and Policies. The Board noted that, although PRME is an actively managed exchange-traded fund (“ETF”) that seeks to provide long-term total return while FFR is an index-based ETF that seeks to track an index, both Funds primarily invest in real estate securities traded on U.S. and non-U.S. exchanges, including real estate investment trusts (“REITs”). The Board considered the significant overlap of the Funds’ then-current portfolio holdings and the Funds’ similar country exposures. The Board also considered that the index that FFR seeks to track serves as the benchmark for PRME.
•	Comparison of Fees and Expense Ratios; Expense Savings. The Board considered comparative expense information for PRME and FFR, including comparisons between the current advisory fee rates and expense ratios for PRME and FFR and the estimated pro forma advisory fee rate and expense ratio of the combined fund. The Board noted that FFR’s advisory fee rate would not change as a result of the Reorganization. The Board considered that FFR’s total expenses are capped 35 basis points lower than PRME’s unitary management fee through January 31, 2020, which will result in immediate expense savings for PRME shareholders following the Reorganization. The Board noted the Advisor’s statement that it plans to propose the extension of the current expense cap until January 31, 2021 in connection with the renewal of FFR’s advisory agreement in June 2019. The Board considered that any expense savings for FFR after the Reorganization would initially benefit the Advisor by reducing the amount of the fees to be waived or expenses to be reimbursed by the Advisor for FFR.
•	Expenses of the Reorganization. The Board noted that the Advisor proposed to bear the direct costs of the Reorganization, including costs associated with proxy solicitation. The Board also noted the indirect costs to be borne by PRME as a result of portfolio repositioning prior to the Reorganization. The Board considered the Advisor’s estimate that, based on estimated annual expense savings as a result of the Reorganization, shareholders of PRME were expected to recoup the indirect Reorganization costs within three months of the completion of the Reorganization.
•	Potential Improved Trading and Liquidity. The Board considered the larger asset size and trading volume of FFR as compared to PRME and that PRME shareholders may benefit from becoming shareholders of a larger fund with higher trading volume, potentially resulting in improved liquidity and narrower bid-ask spreads.
•	Fund Performance and Distribution Rates. The Board reviewed the historical performance of PRME and FFR, noting that FFR has outperformed PRME over the one- and three-year periods ended December 31, 2018 and has outperformed PRME since PRME’s inception through December 31, 2018. The Board also received information comparing the Funds’ distribution rates and noted that FFR’s current distribution rate is higher than PRME’s current distribution rate.

•	Portfolio Management. The Board noted that Heitman Real Estate Securities LLC (“Heitman”) serves as investment sub-adviser to PRME and two Heitman affiliates serve as investment sub-sub-advisers to PRME, and that FFR is managed by the Advisor’s Investment Committee. The Board noted that the Advisor’s Investment Committee would continue to manage FFR following the closing of the Reorganization.
•	Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board noted the Advisor’s statement that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that PRME and FFR will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board noted the Advisor’s statement that PRME’s capital loss carryforwards could be transferred in the Reorganization, which, subject to certain limitations, could then be used by FFR.
•	Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of PRME and FFR in light of the basis on which shares of FFR would be issued to shareholders of PRME.

Please see “Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” below for a further discussion of the deliberations and considerations undertaken by the Board of Trustees in connection with the proposed Reorganization.

The Board of Trustees of each Fund has concluded that the Reorganization is in the best interests of its respective Fund and the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. In the event that shareholders of PRME do not approve the Reorganization, each Fund will continue to exist and operate on a stand-alone basis.

Material Federal Income Tax Consequences of the Reorganization

For federal income tax purposes, no gain or loss is expected to be recognized by PRME or its shareholders as a direct result of the Reorganization. Any undistributed net investment income realized prior to the Reorganization will be distributed to PRME’s shareholders as ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to PRME’s shareholders. As of the date hereof, no long-term capital gains dividends are expected prior to the Reorganization. Through the Reorganization, PRME shares will be exchanged, on a tax-free basis for federal income tax purposes, for shares of FFR with an equal aggregate net asset value, and PRME shareholders will become shareholders of FFR.

Comparison of the Funds

General. PRME is a non-diversified, actively managed ETF that was created as a series of First Trust ETF IV, an open-end management investment company organized as a Massachusetts business trust, on November 11, 2015. FFR is a diversified, index-based ETF that was created as a series of First Trust ETF II, an open-end management investment company organized as a Massachusetts business trust, on August 27, 2007.

Investment Objectives, Policies and Strategies. The investment strategies of PRME and FFR are similar, but have some important distinctions, each as discussed and summarized below. The primary differences between the investment strategies of PRME and FFR are as follows: (i) PRME is an actively managed ETF while FFR is an index-based ETF; and (ii) in addition to investing in REITs, which are one of the primary investment classes held by FFR, PRME has a significant holding in real estate operating companies (“REOCs”). As a result of such differences, PRME and FFR are subject to the different risks associated with such different investments and strategies. PRME is sub-advised by Heitman, which provides the day-to-day management of PRME and two Heitman affiliates serve as investment sub-sub-advisers to PRME. The similarities and differences between the Funds’ investment objectives, principal strategies and policies and non-principal and other investment strategies and policies are highlighted below.

Each Fund’s investment objectives are a fundamental policy of the Fund and may not be changed without the approval of a “majority of the outstanding voting securities” of the respective Fund. A “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

Purchase, Redemption and Distribution. PRME and FFR issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks of shares (each a “Creation Unit”). PRME and FFR shares are not individually redeemable securities of PRME and FFR, respectively, except when aggregated as Creation Units. Shares of PRME and FFR are listed and traded on NYSE Arca under the ticker symbol “PRME” and “FFR,” respectively, to provide liquidity for individual shareholders of PRME and FFR shares in amounts less than the size of a Creation Unit. Shareholders of PRME and FFR are entitled to dividends as declared by their respective Trustees. Each of PRME and FFR distribute their net investment income monthly and their net realized capital gains at least annually, if any.

Past Performance. The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of each Fund has varied from year to year, and how the average total returns of the Funds for different periods compare. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for FFR is provided below.

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

Calendar Year Total Returns as of 12/31 (1)

(1) The Fund’s calendar year-to-date total return based on net asset value for the period 12/31/18 to 03/31/19 was 14.45%.

FFR’s past performance (before and after taxes) is not necessarily an indication of how FFR will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from FFR returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold FFR shares in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2019
FFR	1 Year	3 Year	5 Year	10 Year
Return Before Taxes	13.48%	5.94%	6.59%	13.99%
Return After Taxes on Distributions	11.87%	4.40%	5.19%	12.42%
Return After Taxes on Distributions and Sale of Fund Shares	7.90%	3.83%	4.45%	10.90%
FTSE EPRA/NAREIT Developed Index (reflects no deduction for fees, expenses or taxes)	14.42%	6.67%	7.37%	14.90%
S&P Global REIT Index (reflects no deduction for fees, expenses or taxes)	13.93%	4.47%	6.63%	14.84%
MSCI World REIT Index (reflects no deduction for fees, expenses or taxes)	16.61%	5.88%	8.08%	15.04%

Performance information for PRME is provided below.

First Trust Heitman Global Prime Real Estate ETF

Calendar Year Total Returns as of 12/31 (1)

(1) The Fund’s calendar year-to-date total return based on net asset value for the period 12/31/18 to 03/31/19 was 15.55%.

PRME’s past performance (before and after taxes) is not necessarily an indication of how PRME will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from PRME returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold FFR shares in tax-deferred accounts such as IRAs or employee-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2019
PRME	1 Year	3 Year	Since Inception (11/11/2015)
Return Before Taxes	11.28%	5.05%	5.48%
Return After Taxes on Distributions	9.90%	3.04%	3.62%
Return After Taxes on Distributions and Sale of Fund Shares	6.60%	2.91%	3.32%
FTSE EPRA/NAREIT Developed Index (reflects no deduction for fees, expenses or taxes)	14.42%	6.67%	8.33%

B. Risk Factors

The investment strategies of PRME and FFR are similar, but have some important distinctions, as discussed in this Proxy Statement/Prospectus. The principal differences between the investment strategies of PRME and FFR are as follows: (i) PRME is an actively managed ETF while FFR is an index-based ETF; and (ii) in addition to investing in REITs, PRME has a significant holding in REOCs. As a result of such differences, PRME and FFR are subject to different risks associated with such different investments and strategies. Additionally, as PRME is classified as a “non-diversified” fund under the 1940 Act and FFR is classified as a “diversified” fund under the 1940 Act, PRME is subject to non-diversification risk, as described below.

Aside from these differences, as investment companies following similar strategies, many of the principal risks applicable to an investment in PRME are also applicable to an investment in FFR. Shares of each Fund may change in value, and an investor could lose money by investing in either Fund. The Funds may not achieve their investment objectives. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risks similar to those of investing in equity securities of any fund traded on an exchange. Risk is inherent in all investing.

As noted above, although many of the principal risks applicable to an investment in PRME are also applicable to an investment in FFR, there are some differences in the risks applicable to each Fund. PRME is an actively managed ETF while FFR is an index-based ETF and as such PRME has risks associated with being actively managed which are described in more detail below. PRME is a non-diversified fund while FFR is a diversified fund and PRME has additional risks associated with being non-diversified which are described below. Additionally, PRME has significant holdings in REOCs making it more susceptible to risks associated with holding REOCs than funds without such significant holdings such as FFR. PRME is also a smaller fund than FFR and therefore is susceptible to the risks associated with smaller funds which are described below.

The following specific factors have been identified as the principal risks of investing in FFR. These risks should be considered by shareholders of PRME in their evaluation of the Reorganization. An investment in FFR may not be appropriate for all investors. FFR is not intended to be a complete investment program. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to FFR. Shares of FFR at any point in time may be worth less than an investor’s original investment. As indicated, PRME may also be subject to certain of these risks.

Principal Risks of FFR

Asia Risk

FFR is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally.

Authorized Participant Concentration Risk (also applicable to PRME)

Only an authorized participant may engage in creation or redemption transactions directly with FFR. A limited number of institutions act as authorized participants for FFR. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, FFR’s shares may trade at a premium or discount to FFR’s net asset value and possibly face delisting.

Concentration Risk (also applicable to PRME)

To the extent that FFR invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of FFR’s investments more than if FFR were more broadly diversified. A concentration makes FFR more susceptible to any single occurrence and may subject FFR to greater market risk than a fund that is not so concentrated.

Currency Risk (also applicable to PRME)

Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in FFR’s portfolio. FFR’s net asset value could decline if a currency to which FFR has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in FFR may change quickly and without warning.

Cyber Security Risk (also applicable to PRME)

FFR is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause FFR to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause FFR to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to FFR’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or FFR’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which FFR invests, can also subject FFR to many of the same risks associated with direct cyber security breaches. Although FFR has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because FFR does not directly control the cyber security systems of issuers or third-party service providers.

Depositary Receipts Risk (also applicable to PRME)

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Equity Securities Risk (also applicable to PRME)

The value of FFR’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Europe Risk (also applicable to PRME)

FFR is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which FFR is not invested, may adversely affect security values and thus FFR’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Index Constituent Risk

FFR may be a constituent of one or more indices. As a result, FFR may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving FFR’s shares, the size of FFR and the market volatility of FFR. Inclusion in an index could increase demand for FFR and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, FFR’s net asset value could be negatively impacted and FFR’s market price may be below FFR’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in FFR’s shares.

Index Provider Risk

There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase FFR’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by FFR and its shareholders.

Inflation Risk (also applicable to PRME)

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of FFR’s assets and distributions may decline.

Market Maker Risk (also applicable to PRME)

FFR faces numerous market trading risks, including the potential lack of an active market for FFR shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of FFR’s portfolio securities and FFR’s market price. FFR may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between FFR’s net asset value and the price at which FFR’s shares are trading on the Exchange, which could result in a decrease in value of FFR’s shares. This reduced effectiveness could result in FFR shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for FFR shares.

Market Risk (also applicable to PRME)

Market risk is the risk that a particular security, or shares of FFR in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of FFR could decline in value or underperform other investments.

Non-Correlation Risk

FFR’s return may not match the return of the Index for a number of reasons. FFR incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing FFR’s portfolio holdings to reflect changes in the composition of the Index. In addition, FFR’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

Non-U.S. Securities Risk (also applicable to PRME)

Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

Passive Investment Risk

FFR is not actively managed. FFR invests in securities included in or representative of the Index regardless of investment merit. FFR generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, FFR will seek to engage a replacement index.

Portfolio Turnover Risk

High portfolio turnover may result in FFR paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause FFR’s performance to be less than expected.

Premium/Discount Risk (also applicable to PRME)

The market price of FFR’s shares will generally fluctuate in accordance with changes in FFR’s net asset value as well as the relative supply of and demand for shares on the NYSE Arca. FFR’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the NYSE Arca at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of FFR trading individually or in the aggregate at any point in time. However, given that shares can only be issued and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), FFR’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

Real Estate Companies Risk (also applicable to PRME)

Real estate companies include REITs and other companies involved in the operation and development of commercial, residential and industrial real estate. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real estate companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor management, or other factors that affect companies in general.

REIT Risk (also applicable to PRME)

REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of FFR will generally decline when investors anticipate or experience rising interest rates.

Trading Issues Risk (also applicable to PRME)

Although the shares of FFR are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in FFR’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in FFR’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of FFR will continue to be met or will remain unchanged. FFR may have difficulty maintaining its listing on the Exchange in the event FFR’s assets are small or FFR does not have enough shareholders.

Principal Risks Exclusive to PRME

The investment objectives and strategies of PRME and FFR are similar, but they also have some important distinctions, as discussed in this Proxy Statement/Prospectus. As a result of such differences, PRME is subject to the following additional risks associated with such additional investments and strategies that are not associated with FFR:

Emerging Markets Risk

Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Management Risk

PRME is subject to management risk because it is an actively managed portfolio. In managing PRME’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that PRME will meet its investment objective.

Non-Diversification Risk

PRME is classified as “non-diversified” under the 1940 Act. As a result, PRME is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. PRME may invest a relatively high percentage of its assets in a limited number of issuers. As a result, PRME may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Small Fund Risk

PRME currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact PRME’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If PRME fails to attract a large amount of assets, shareholders of PRME may incur higher expenses as PRME’s fixed costs would be allocated over a smaller number of shareholders.

Smaller Companies Risk

Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Principal Risks Related to the Proposed Reorganization

The following are principal risks related to the proposed Reorganization:

Anticipated Benefits Risk

Although it is anticipated that the Reorganization will lead to certain benefits for PRME and FFR shareholders, we cannot assure you that these benefits, along with any other benefits that are anticipated from the Reorganization, will be realized.

Tax Risk

In addition to the foregoing risks of investing in FFR, tax risk is associated with the proposed Reorganization. PRME’s counsel is giving an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization – Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of PRME’s counsel. The opinion of PRME’s counsel’s opinion is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country. The opinion relies upon the current statute and regulations, portions of which have been changed recently and have not yet been subject to full and complete interpretation by the courts. In addition, tax laws and rules may change in the future, and some changes may apply retroactively. The opinion only addresses current law.

The tax opinion also relies on certain representations by the parties to the Reorganization as to current facts and future behavior. If such representations are not in fact correct, the Reorganization could be viewed as a taxable sale of the assets of PRME to FFR resulting in gain recognition to PRME. Under such circumstances, the shareholders of PRME would individually owe taxes on the gain recognized in the Reorganization, and potentially for their proportionate portion of the taxes of PRME. No reserves are being created to fund any such tax liability, and it is not anticipated that any portion of the distribution of shares will be designated as a capital gain distribution.

C. Information About the Reorganization

General

The Board of Trustees of PRME has unanimously approved, and the shareholders of PRME are being asked to approve, the Plan by and between First Trust ETF IV, on behalf of PRME, and First Trust ETF II, on behalf of FFR, and the transactions it contemplates, including the reorganization of PRME into FFR in exchange for shares of FFR, on a tax-free basis for federal income tax purposes as provided for herein. The Board of Trustees believes the Reorganization will allow PRME shareholders to hold shares in a fund with significantly greater assets while allowing PRME’s shareholders the opportunity to continue their investment in a global real estate strategy. In addition, FFR is expected to maintain a lower total operating expense ratio than PRME following the Reorganization through January 31, 2021. FFR’s total operating expense ratio could increase after January 31, 2021. The Board of Trustees of each Fund has determined that the proposed Reorganization is in the best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of PRME is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Plan and the Reorganization it contemplates.

A copy of the Plan is attached hereto as Exhibit A for your reference.

Terms of the Reorganization

Pursuant to, and subject to the conditions contained in, the Plan, the proposed Reorganization seeks to combine the Funds, which have similar investment strategies and risks, but also have important distinctions. The Plan provides for the reorganization of PRME into FFR, pursuant to which PRME would (i) transfer all of its assets to FFR in exchange solely for newly issued shares of FFR and FFR’s assumption of all of the liabilities of PRME and (ii) immediately distribute such newly issued shares of FFR to PRME shareholders. As a result, all of the assets of PRME will be transferred to FFR and FFR will assume all of the liabilities of PRME, including without limitation PRME’s indemnification obligations to its trustees and officers. Shareholders of PRME will receive a number of FFR shares equal in aggregate net asset value to the aggregate net asset value of the PRME shares held as of the Valuation Time. Through the Reorganization, shares of PRME would be exchanged on a tax-free basis for federal income tax purposes for shares of FFR. In the event that shareholders of PRME do not approve the Reorganization, each Fund will continue to exist and operate on a stand alone basis.

The newly issued FFR shares in the Reorganization will be distributed (either directly or through an agent) to PRME shareholders upon the conversion of their PRME shares by opening shareholder accounts on the share ledger records of FFR in the names of and in the amounts due to the shareholders of PRME based on their respective holdings in PRME as of the Valuation Time. Ownership of FFR shares will be shown on the books of FFR’s transfer agent, and FFR will not issue certificates representing FFR shares in connection with the reorganization, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of FFR shares.

If requested by FFR, PRME agrees, prior to the closing date of the reorganization, to attempt to dispose of assets that do not conform to FFR’s investment objectives, policies and restrictions. In addition, if it is determined that the PRME and the FFR portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon FFR with respect to such investments, PRME, if requested by FFR, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing date of the Reorganization. As a result of the disposition of its assets, PRME may declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to PRME shareholders all of its net investment income, if any, net of brokerage commissions, through the date of the Reorganization. As of the date hereof, no long-term capital gains dividends are expected prior to the Reorganization. The sale of such investments may increase the taxable distribution to shareholders of PRME occurring prior to the Reorganization above that which they would have received absent the Reorganization. It is estimated that portfolio repositioning will result in transaction costs payable by PRME in advance of the Reorganization of approximately $1,700, or 0.08% of its net assets, based on average costs normally incurred in such transactions. As of May 1, 2019, First Trust believed that all of the securities held by PRME would be eligible investments for FFR.

The direct expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be borne by First Trust. Direct Reorganization - related expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus and related proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs; and (g) other related administrative or operational costs. First Trust estimates that the amount of direct expenses to be incurred by First Trust will be approximately $275,000.

The Plan may be terminated and the Reorganization abandoned due to (i) mutual agreement of First Trust ETF II, on behalf of FFR, and First Trust ETF IV, on behalf of PRME; (ii) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the closing of the reorganization, if not cured within 30 days of the breach and prior to the closing; (iii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iv) a determination by the Board of Trustees of either PRME or FFR that the consummation of the transactions contemplated in the Plan is not in the best interests of its respective Fund involved in the transactions contemplated by the Plan.

If the Proposal as presented in this Proxy Statement/Prospectus is approved at the Meeting, the Reorganization is expected to be completed shortly after the meeting.

Background and Trustees’ Considerations Relating to the Proposed Reorganization

On March 11, 2019, the Boards of Trustees of First Trust Exchange-Traded Fund IV, on behalf of PRME, and First Trust Exchange-Traded Fund II, on behalf of FFR, approved the Reorganization. (The Boards of Trustees of First Trust Exchange-Traded Fund IV and First Trust Exchange-Traded Fund II are comprised of the same five individuals and are referred to herein as the “Board.”) For the reasons discussed below, the Board determined that the proposed Reorganization would be in the best interests of PRME and FFR and that the interests of the existing shareholders of PRME and FFR would not be diluted as a result of the Reorganization.

The Board considered the Reorganization over the course of meetings held in January 2019 and March 2019. At those meetings, the Advisor, the investment adviser to both PRME and FFR, discussed with the Board its reasons for proposing the Reorganization. The Advisor noted that since PRME’s inception on November 11, 2015 through December 31, 2018, PRME has underperformed its benchmark and peer average, and that such underperformance has likely contributed to PRME’s difficulty in gathering assets. The Advisor noted that PRME’s assets have not exceeded $2 million at any time since the Fund’s inception. The Advisor further noted that PRME’s small asset size and low trading volume have led to increased bid/ask spreads, which in turn have increased trading costs for investors. Based on all the information reviewed, the Advisor expressed its view that reorganizing PRME into FFR was an attractive option, given the compatibility of the investment strategies of the two Funds, the lower net expense ratio and better historical performance of FFR, and the potential for improved trading and liquidity for PRME shareholders.

In advance of the meetings at which the Reorganization was discussed, the Advisor provided the Board with a variety of materials relating to the Reorganization, including the rationale for and expected benefits of the Reorganization and comparative information about the Funds. In connection with the meetings and prior to approving the Reorganization, the Trustees who are not “interested persons” (as defined in the 1940 Act) of PRME or FFR (the “Independent Trustees”) reviewed the information provided with the Advisor, reviewed with independent legal counsel applicable law and their duties in considering the Reorganization and met in private sessions without the Advisor present.

Based upon all the information provided and the discussions at the meetings, the Board, including all of the Independent Trustees, approved the Reorganization and recommends that shareholders of PRME vote to approve the Reorganization. In determining to approve the Reorganization and to recommend that shareholders vote to approve the Reorganization, the Board considered, among other things, the following factors:

•	Compatibility of Investment Objectives and Policies. The Board noted that, although PRME is an actively ETF that seeks to provide long-term total return while FFR is an index-based ETF that seeks to track an index, both Funds primarily invest in real estate securities traded on U.S. and non-U.S. exchanges, including REITs. The Board considered the significant overlap of the Funds’ current portfolio holdings and the Funds’ similar country exposures. The Board also considered that the index that FFR seeks to track serves as the benchmark for PRME.
•	Comparison of Fees and Expense Ratios; Expense Savings. The Board considered comparative expense information for PRME and FFR, including comparisons between the current advisory fee rates and expense ratios for PRME and FFR and the estimated pro forma advisory fee rate and expense ratio of the combined fund. The Board noted that FFR’s advisory fee rate would not change as a result of the Reorganization. The Board considered that FFR’s total expenses are capped 35 basis points lower than PRME’s unitary management fee through January 31, 2020, which will result in immediate expense savings for PRME shareholders following the Reorganization. The Board noted the Advisor’s statement that it plans to propose the extension of the current expense cap until January 31, 2021 in connection with the renewal of FFR’s advisory agreement in June 2019. The Board considered that any expense savings for FFR after the Reorganization would initially benefit the Advisor by reducing the amount of the fees to be waived or expenses to be reimbursed by the Advisor for FFR.
•	Expenses of the Reorganization. The Board noted that the Advisor proposed to bear the direct costs of the Reorganization, including costs associated with proxy solicitation. The Board also noted the indirect costs to be borne by PRME as a result of portfolio repositioning prior to the Reorganization. The Board considered the Advisor’s estimate that, based on estimated annual expense savings as a result of the Reorganization, shareholders of PRME were expected to recoup the indirect Reorganization costs within three months of the completion of the Reorganization.
•	Potential Improved Trading and Liquidity. The Board considered the larger asset size and trading volume of FFR as compared to PRME and that PRME shareholders may benefit from becoming shareholders of a larger fund with higher trading volume, potentially resulting in improved liquidity and narrower bid-ask spreads.
•	Fund Performance and Distribution Rates. The Board reviewed the historical performance of PRME and FFR, noting that FFR has outperformed PRME over the one- and three-year periods ended December 31, 2018 and has outperformed PRME since PRME’s inception through December 31, 2018. The Board also received information comparing the Funds’ distribution rates and noted that FFR’s current distribution rate is higher than PRME’s current distribution rate.
•	Portfolio Management. The Board noted that Heitman serves as investment sub-adviser to PRME and two Heitman affiliates serve as investment sub-sub-advisers to PRME, and that FFR is managed by the Advisor’s Investment Committee. The Board noted that the Advisor’s Investment Committee would continue to manage FFR following the closing of the Reorganization.
•	Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board noted the Advisor’s statement that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that PRME and FFR will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board noted the Advisor’s statement that PRME’s capital loss carryforwards could be transferred in the Reorganization, which, subject to certain limitations, could then be used by FFR.

•	Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of PRME and FFR in light of the basis on which shares of FFR would be issued to shareholders of PRME.

Based upon on all of the foregoing considerations, the Board approved the proposed Plan and the Reorganization contemplated thereby and determined that the proposed Reorganization would be in the best interests of PRME and FFR. The Board also determined that the interests of the existing shareholders of PRME and FFR would not be diluted as a result of the Reorganization. The Board of PRME, including the Independent Trustees, unanimously recommends that shareholders of PRME approve the Plan and the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of each Fund as of May 31, 2019, and the pro forma combined capitalization of FFR as if the Reorganization had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of FFR will be received by the shareholders of PRME on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of FFR that actually will be received on or after such date.

	PRME	FFR	Pro Forma Adjustments	FFR Pro Forma Combined Fund(1)
Shareholders’ Equity:

Shares, $0.01 par value per share, 100,002 shares outstanding for PRME, 1,050,002 shares outstanding for FFR, 1,093,794 shares outstanding for FFR Pro Forma Combined Fund(2)	$1,000	$10,500	$(562)	$10,938(2)
Paid-in Surplus	2,120,164	44,323,479	562	46,444,205
Accumulated distributable earnings (loss)	(59,442)	5,101,518		5,042,076(3)

Net Assets	$2,061,722	$49,435,497	$0	$51,497,219(4)

________________

(1)	The adjusted balances are presented as if the Reorganization were effective as of May 31, 2019 for information purposes only. The actual closing date of the Reorganization is expected to be promptly after shareholder approval of the Reorganization, at which time the results would be reflective of the actual composition of shareholders’ equity at that date.
(2)	Assumes the issuance of 43,792 of FFR shares in the Reorganization which number is based on the net asset value of the FFR shares and the net asset value of PRME common shares, as of May 31, 2019. The issuance of such number of FFR Shares would result in the distribution of approximately 0.4380 shares of FFR for each share of PRME, based on the net asset values of FFR shares and PRME shares as of May 31, 2019.
(3)	PRME carries forward all of its net realized losses from investment transactions to FFR. Realized capital losses are historically allowed to be carried forward for eight tax years. Limitations under the applicable tax regulations will apply to Reorganization losses.

(4)	Includes the impact of estimated indirect Reorganization costs of $1,700 for PRME.

Description of the Shares to be Issued by FFR

General. As a general matter, the shares of PRME and FFR have similar voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote. Furthermore, the provisions set forth in the Declaration of Trust of First Trust ETF IV are substantially the same as the provisions set forth in the Declaration of Trust of First Trust ETF II. See “Additional Information About PRME and FFR – Charter Documents” below for additional discussion of each Fund’s charter documents.

Under the charter documents of PRME, shareholders of PRME are not entitled to dissenter’s rights of appraisal with respect to the reorganization of PRME into FFR. Shareholders of PRME, however, may sell their shares on the NYSE Arca until the closing date of the Reorganization. After the Reorganization, PRME shareholder will hold shares of FFR, which may also be sold on the NYSE Arca, as described in FFR’s prospectus.

The shares of PRME are currently listed and traded on the NYSE Arca under the symbol PRME. If the Reorganization is consummated, PRME shares will no longer be listed on the NYSE Arca and PRME will be dissolved, liquidated and terminated as provided in the Plan. The shares of FFR are currently listed and traded on NYSE Arca under the symbol FFR. Reports, proxy materials and other information concerning PRME and FFR may be inspected at the offices of the NYSE Arca.

The FFR shares, when issued in the Reorganization, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of FFR have no preference, preemptive, conversion or exchange rights, except as the Trustees may determine from time to time.

Distributions and Dividend Reinvestment Plan. PRME distributes its net investment income monthly and its net realized capital gains at least annually, if any. FFR distributes its net investment income quarterly and its net realized capital gains at least annually, if any. FFR has a higher common share distribution rate than PRME. FFR has not established a dividend reinvestment plan, but dividends may be reinvested automatically in additional FFR shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Comparative Fees and Expenses

The following table sets forth the fees and expenses of investing in shares of PRME and FFR and the estimated pro forma fees and expenses of FFR after giving effect to the Reorganization. Actual expenses of the combined Fund may be higher. As shown below, the proposed Reorganization is expected to result in a lower total expense ratio for shareholders of PRME who become shareholders of FFR as a result of the Reorganization until January 31, 2021. However, there can be no assurance that the Reorganization will result in expense savings.

	PRME	FFR	FFR Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.40%	0.40%
Dividend Reinvestment Plan Fees	None	None	None
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.00%	0.54%	0.54%
Total Annual Fund Operating Expenses	0.95%	0.94%	0.94%
Fee Waiver and Expense Reimbursement	0.00%	0.34%(1)	0.34%(1)
Net Annual Fund Operating Expenses	0.95%	0.60%	0.60%

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(1) First Trust has agreed to waive fees and/or expenses to the extent that the operating expenses of FFR (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of FFR’s average daily net assets per year (the “Expense Cap”) at least through January 31, 2021. Expenses reimbursed and fees waived under such agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by FFR if it results in FFR exceeding (i) the applicable Expense Cap in place for the most recent fiscal year for which such Expense Cap was in place, (ii) the applicable Expense Cap in place at the time the fees were waived, or (iii) the current Expense Cap. The agreement may be terminated by First Trust ETF II, on behalf of FFR, at any time and by First Trust only after January 31, 2021 upon 60 days’ written notice.

Example

The following example is intended to help you compare the costs of investing in the shares of FFR on a pro forma basis following the Reorganization with the costs of investing in PRME and FFR without the Reorganization. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return and that FFR’s investment advisor’s agreement to waive fees and/or pay FFR’s expenses to the extent necessary to prevent the operating expenses of FFR (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following January 31, 2021. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
PRME	$97	$303	$525	$1,166
FFR	$61	$266	$487	$1,124
FFR (pro forma)	$61	$266	$487	$1,124

Distributions

PRME distributes its net investment income monthly and FFR distributes its net investment income quarterly and each fund distributes its net realized capital gains at least annually, if any. Neither PRME nor FFR have established a dividend reinvestment plan, but dividends may be reinvested automatically in additional PRME or FFR shares, respectively, if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)      the transfer of all PRME’s assets to FFR in exchange solely for FFR shares and the assumption by FFR of all the liabilities of PRME immediately followed by the pro rata, by class, distribution to PRME shareholders of all FFR shares received by PRME in complete liquidation of PRME and the termination of PRME as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and FFR and PRME will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

(b)      no gain or loss will be recognized by FFR upon the receipt of all the assets of PRME solely in exchange for FFR shares and the assumption by FFR of all the liabilities of PRME;

(c)      no gain or loss will be recognized by PRME upon the transfer of all PRME’s assets to FFR solely in exchange for FFR shares and the assumption by FFR of all the liabilities of PRME or upon the distribution (whether actual or constructive) of such FFR shares to PRME shareholders solely in exchange for such shareholders’ shares of PRME in complete liquidation of PRME;

(d)      no gain or loss will be recognized by PRME shareholders upon the exchange of their PRME shares solely for FFR shares in the Reorganization;

(e)      the aggregate basis of FFR shares received by each PRME shareholder pursuant to the Reorganization will be the same as the aggregate basis of the PRME shares exchanged therefor by such shareholder. The holding period of the FFR shares received by each PRME shareholder in the Reorganization will include the period during which the PRME shares exchanged therefor were held by such shareholder, provided such PRME shares are held as capital assets at the time of the Reorganization; and

(f)      the basis of PRME’s assets transferred to FFR will be the same as the basis of such assets in the hands of PRME immediately before the effective time of the Reorganization. The holding period of the assets of PRME received by FFR will include the period during which such assets were held by PRME.

No opinion will be expressed as to (1) the effect of the Reorganization on PRME, FFR or any PRME Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

While PRME shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

If the Proposal presented herein is approved by the shareholders of PRME, PRME will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) prior to the closing of the Reorganization, and such distributions will be taxable to shareholders of PRME. Such distributions are estimated as of the date hereof to be approximately $0.20 per share of realized net investment income. As of the date hereof, the Fund does not anticipate that it will have any capital gains to distribute prior to the closing of the Reorganization.

PRME may reposition its portfolio prior to the Reorganization. It is estimated that 70% to 75% of PRME’s portfolio will be sold in such repositioning and that such portfolio repositioning will result in transaction costs payable by PRME in advance of the Reorganization of approximately $1,700, or 0.08% of its net assets, based on average costs normally incurred in such transactions.

PRME has $150,529 of net realized losses from investment transactions, none of which will expire by PRME’s next fiscal year end, which it will carry forward to FFR. PRME has no estimated built-in gain limitations and has an estimated built-in annual loss limitation of $45,500. FFR has $493,086 of net realized losses from investment transactions, of which approximately $1,838 will expire by FFR’s next fiscal year end. FFR has no estimated annual built-in gain or loss limitations.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Further Information Regarding the Reorganization

Each Fund’s Board of Trustees has determined that the proposed Reorganization is in the best interests of its Fund. Accordingly, the Board of Trustees of PRME recommends that PRME shareholders vote FOR approval of the Plan and the Reorganization it contemplates.

The affirmative vote of a majority of the outstanding voting securities of PRME is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund.

If the Reorganization is approved by shareholders of PRME, PRME shareholders will receive confirmation of the approval after the Reorganization is completed, indicating the number of shares of FFR such PRME shareholders are receiving as a result of the Reorganization. Otherwise, PRME shareholders will be notified in the next shareholder report of PRME. If the Reorganization is completed, the number of shares owned by a PRME shareholder will change following the Reorganization, as the shareholder will own shares in a different entity. However, the shareholders of PRME will receive a number of FFR shares equal in aggregate net asset value to the aggregate net asset value of the PRME shares held as of the Valuation Time.

D. Additional Information About the Investment Policies

General Comparison of PRME and FFR

The investment strategies of PRME and FFR are similar, but have some important distinctions. PRME is an actively managed ETF whose primary investment objective is to provide long-term total return. FFR is an index-based ETF whose primary investment objective is to achieve investment results that correspond generally to the price and yield (before FFR’s fees and expenses) of the Index.

PRME will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes REITs, REOCs, and common stocks or depositary receipts of companies primarily engaged in the real estate industry. FFR will seek to achieve its investment objective by normally investing at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is modified market cap weighted based on free float market capitalization and includes the securities of real estate companies or REITs that are publicly traded on an official stock exchange located in North America, Europe or Asia and provides an audited annual report in English.

PRME has elected to be classified as a non-diversified fund and as a result may invest a relatively high percentage of its assets in a limited number of issuers. FFR has elected to be classified as a diversified fund. With certain exceptions, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Similar to most ETFs, PRME and FFR trade their shares on a securities exchange, and persons wishing to buy or sell shares generally may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commissions). ETFs also issue and redeem shares on a continuous basis, at net asset value, in Creation Units. Creation Units of PRME and FFR will generally be issued and redeemed in-kind for securities in which PRME and FFR invest, respectively. Except when aggregated in Creation Units, PRME and FFR shares are not redeemable securities. For more information on the procedures for purchasing and redeeming Creation Units of FFR, please see “Purchase, Redemption and Pricing of Shares” in the Reorganization SAI.

These ETF features are designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund’s frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of PRME and FFR generally will not lead to a tax event for the Funds or their ongoing shareholders. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements, called “Authorized Participants,” can purchase or redeem these Creation Units. Shares of PRME and FFR are traded on the NYSE Arca to provide liquidity for purchasers of PRME or FFR shares in amounts less than the size of a Creation Unit. The market price of PRME and FFR shares on the NYSE Arca may be equal to, more or less than the net asset value per share, but shares of ETFs typically trade in a range close to net asset value per share.

PRME and FFR shares are not subject to any 12b-1 distribution and service fees. The Board of Trustees of First Trust ETF IV, of which PRME is a series, and First Trust ETF II, of which FFR is a series, have adopted Distribution and Service Plans pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plans, PRME and FFR are authorized to pay an amount up to 0.25% of their average daily net assets each year, respectively, to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. No 12b-1 fees are currently paid by PRME or FFR, and PRME will not impose these fees prior to March 31, 2021 and FFR will not impose these fees prior to January 31, 2021. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of PRME’s and FFR’s assets, respectively, over time these fees would increase the cost of an investment in PRME or FFR and may cost shareholders more than certain other types of sales charges.

Principal Investment Strategies of FFR

FFR will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. FFR, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. FFR’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between FFR’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is compiled and maintained by FTSE.

The Index is designed to measure the stock performance of companies engaged in specific real estate activities, including the ownership, trading and development of income-producing real estate, in the North American, European and Asian real estate markets. The Index is modified market cap weighted based on free float market capitalization and includes the securities of real estate companies or REITs that are publicly traded on an official stock exchange located in North America, Europe or Asia and provides an audited annual report in English. The securities must also meet certain size and liquidity tests to be included in the Index.

The Index is rebalanced and reconstituted quarterly and FFR will make corresponding changes to its portfolio shortly after the Index changes are made public. FFR will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, FFR had significant investments in real estate companies.

Principal Investments of FFR

Equity Securities. FFR invests in equity securities, including common stocks and depositary receipts. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.

Principal Investment Strategies of PRME

Under normal market conditions, PRME will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes REITs, REOCs and common stocks or depositary receipts of companies primarily engaged in the real estate industry. Accordingly, PRME is concentrated in REITs and/or real estate management and development companies (including REOCs), sub-industries of the real estate industry group. Real estate management and development companies generally derive at least 50% of their revenue from, or have at least 50% of their assets invested in, real estate, including the ownership, construction, management, or sale of real estate. PRME will not invest directly in real estate.

PRME seeks to provide investors access to a real estate securities portfolio consisting of shares of public companies with professional management teams that own top-tier, prime properties in the world’s dominant cities. “Prime” markets and cities are some of the world’s top cities which are recognized as “global gateway” markets that benefit from global physical and/or financial trade, have high barriers to entry, dominate their regions or countries, or provide high value niche goods and services. The key factors are location, physical specification, sustainability, tenant quality, and income stability. In practice, prime assets are also ones that are competitively sought after and command high values in both absolute and relative terms, resulting in relatively low cap rates.

PRME’s portfolio managers will select real estate securities by implementing an investment process that is outlined below:

As a first screen, all securities in the Global Industry Classification Standard (GICS®) real estate industry are filtered for size and liquidity, based upon free float market capitalization for size and a threshold daily trading volumes for liquidity. The purpose of these quantitative screens is to ensure that the investment strategy can be executed in a buy and hold manner without undue stress.

In the second stage, screening is conducted using a combination of qualitative and quantitative tools. From a qualitative perspective, portfolio analysts maintain a close coverage universe and are in regular contact with the management of potential real estate securities issuers, regularly visiting properties and markets to see as many of the properties in person as is reasonably possible. In addition to their own research, the analysts have access to other property experts and sell-side professionals within their organizations who also evaluate their companies. The task of the analysts is to identify those companies that meet the test of two quantitative filters. The issuers in which the Fund invests must generally have (1) more than 75% of their gross asset value in prime markets and (2) more than 50% of their assets under management in prime assets.

Executing the quantitative and qualitative screens produces a universe of companies that meet the size, liquidity, and concentration in prime markets and assets tests. From this universe of prime assets and markets, the portfolio managers’ regional teams construct a high conviction portfolio that, in the opinion of the portfolio managers, offers the best expected risk/return profile of the names within the prime universe. Consideration for inclusion in the portfolio includes the issuer’s balance sheet, assessment of management’s acumen and the projected long-term growth profile of the company.

PRME invests in REITs and REOCs, companies that own and often manage income-generating real estate. REITs distribute most of their income to investors and therefore receive special tax considerations and are typically a highly liquid method of investing in real estate. REOCs, on the other hand, reinvest most income into their operations and therefore do not get the same benefits of lower corporate taxation that are a common characteristic of REITs.

PRME typically invests in 25 to 100 real estate securities issued by small, mid and large capitalization companies. PRME invests in securities of issuers domiciled or operating in Asia and Europe, as well as other non-U.S. issuers, including those in emerging market countries. PRME intends to invest at least 40% of its net assets in securities of non-U.S. issuers and in issuers domiciled or operating in at least three different countries.

PRME is classified as “non-diversified” under the 1940 Act and as a result may invest a relatively high percentage of its assets in a limited number of issuers. PRME is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by diversification requirements imposed by the Code. As of January 31, 2019, PRME had significant investments in real estate companies.

Principal Investments of PRME

REITs and REOCs. PRME invests in publicly traded REITs and REOCs, companies that own and often manage income-generating real estate. Some REITs and REOCs make or invest in loans and other obligations that are secured by real estate collateral. REITs distribute most of their income to investors and therefore receive special tax considerations and are typically a highly liquid method of investing in real estate. REOCs, on the other hand, reinvest most income into their operations and therefore do not get the same benefits of lower corporate taxation that are a common characteristic of REITs.

REITs and REOCs are generally categorized as equity, mortgage or hybrid in nature. Equity REITs and REOCs invest in and own properties, and thus are responsible for the equity or value of their real estate assets. Their revenues come principally from their properties’ rents. Mortgage REITs and REOCs deal in investment and ownership of property mortgages. These companies loan money for mortgages to owners of real estate or purchase existing mortgages or mortgage-backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs and REOCs combine the investment strategies of equity REITs and REOCs and mortgage REITs and REOCs by investing in both properties and mortgages.

Equity Securities. PRME invests in equity securities, including common stocks and depositary receipts. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.

Non-U.S. Investments. PRME may invest in securities issued by non-U.S. companies that are traded over-the-counter or listed on an exchange or in the form of depositary receipts. Non-U.S. investments include securities issued or guaranteed by companies organized under the laws of countries other than the United States, including companies domiciled in emerging markets, and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Non-U.S. investments may be traded on foreign securities exchanges or in over-the-counter capital markets. Many foreign companies issue both foreign currency and U.S. dollar-denominated securities. PRME may also invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), or other securities representing underlying securities of foreign issuers.

Investment Advisers and Portfolio Managers

First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment adviser to the Funds. In this capacity, First Trust provides certain clerical, bookkeeping and other administrative services to each Fund as well as fund reporting services. In addition to the foregoing, in the case of FFR, First Trust is also responsible for the selection and ongoing monitoring of the portfolio securities. Heitman Real Estate Securities LLC is the sub-adviser of PRME and is responsible for the day-to-day management of the portfolio of the Fund and Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH are sub-sub advisers to the Fund. Following the Reorganization, First Trust will continue in its capacity as the investment adviser of FFR.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges is responsibilities subject to the policies of the Board of Trustees of the Funds.

As of March 31, 2019, First Trust served as investment advisor to seven mutual funds, ten exchange-traded funds consisting of 141 series and 15 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust Advisors, 120 East Liberty Drive, Wheaton, Illinois 60187 (“FTP”). FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. As of May 31, 2019, First Trust collectively managed or supervised approximately $126 billion through unit investment trusts, exchange traded funds, closed-end funds, mutual funds and separate managed accounts. First Trust is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. First Trust and FTP are based in Wheaton, Illinois.

Heitman, located at 191 North Wacker Drive, 25th Floor, Chicago, Illinois 60606, is an investment adviser registered with the SEC. As of March 31, 2019, Heitman has assets under management of approximately $6.02 billion.

The portfolio management team for PRME consists of Mr. Jerry Ehlinger, CFA, Mr. John White, Mr. Jacques Perdrix and Mr. Andreas Welter of Heitman.

Jerry Ehlinger, CFA, is Managing Director of Heitman and the Lead Portfolio Manager in Heitman’s North American Public Real Estate Securities group. He also serves as a Portfolio Manager for the firm’s global real estate securities strategies. Throughout his career, Jerry has held a number of related investment positions in the REIT industry. Before joining Heitman in 2013, Jerry was Lead Portfolio Manager and Head of Real Estate Securities, Americas at DB/RREEF Real Estate. Prior, Jerry served as Senior Vice President and Portfolio Manager of Heitman’s Real Estate Securities group from 2000 to 2004. He began his career at Morgan Stanley in 1996 where he primarily covered the REIT sector both as a sell-side analyst and as a senior research associate at Morgan Stanley Asset Management. Jerry received an MS in Finance, Investment and Banking from the University of Wisconsin-Madison and a BS in Finance from the University of Wisconsin-Whitewater. Among other professional affiliations, Jerry is a member of the National Multi Housing Council, International Council of Shopping Centers, the CFA Institute, the CFA Society of Chicago, and the National Association of Real Estate Investment Trusts.

John White is Managing Director and the Lead Portfolio Manager in Heitman’s Asia-Pacific Public Real Estate Securities group. He is an equity owner of the firm and a member of Heitman’s Management Committee. He also serves as a Portfolio Manager for the firm’s global real estate securities strategies. John has over 20 years of experience in the public and private equity and debt real estate markets across the Asia-Pacific region. Prior to joining Heitman in 2010, John was co-head of Real Estate Securities at Challenger (Heitman’s Asian JV partner for real estate securities) for five years; he was also senior investment manager, Real Estate Securities at HSBC Asset Management from 2001. Before moving to investment management, John worked in investment banking as a senior property analyst at HSBC and as a manager—real estate credit at ANZ Banking Group in Australia and in South-East Asia. He began his career as a real estate valuer at Landauer and Chesterton. John received a BBus in Land Economy from University of Western Sydney-Hawkesbury and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. He is a member of the Royal Institute of Chartered Surveyors, the Asian Public Real Estate Association, the Australian Property Institute and the Financial Services Institute of Australasia.

Jacques Perdrix is a Senior Vice President in Heitman’s European Public Real Estate Securities group. His role with Heitman focuses on portfolio management, including fundamental company and market analysis. Prior to joining Heitman, Mr. Perdrix was at Griffin Capital Management where he worked as an analyst and assistant portfolio manager on long-only and long/short equity and fixed income funds covering mid/large-caps on a broad range of sectors and geographies. Previously, Mr. Perdrix worked at equity long/short hedge fund Gugner Partners as a senior analyst and back-up trader focusing on European small/mid-caps across all sectors. Mr. Perdrix started his career within Citigroup’s Investment Banking Division, M&A Financial Institutions Group, in both Paris and London. Mr. Perdrix, a French national, received a Specialized Master’s in Corporate Finance from EM Lyon School of Management and a Master of Science in Management from ESC Grenoble School of Management. He is FSA qualified.

Andreas Welter is a Senior Vice President in Heitman’s European Public Real Estate Securities group. His role with Heitman focuses on portfolio construction, fundamental company and market analysis supporting the Portfolio Management team. Prior to joining the firm, Mr. Welter was at Deutsche Bank AG, where he was a senior sell-side equity research analyst for three years. In that time, Mr. Welter covered companies in various industry sectors in Germany (e.g., real estate, financials, construction, logistics). Previously, Mr. Welter worked at the Middle Office & Advisory Desk of B. Metzler seel. Sohn & Co., one of Germany’s largest family-owned investment managers. Mr. Welter earned the title of Bankkaufmann (apprenticeship in banking) from the Chamber of Commerce and Industry Frankfurt and holds a Diploma in International Business Administration (Diplom-Betriebswirt) from one of the top-ranked universities in Europe (Hochschule Darmstadt).

There is no one individual primarily responsible for portfolio management decisions for FFR. Investments are made under the direction of the Investment Committee of First Trust with daily decisions being made jointly by Investment Committee members. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin, Stan Ueland and Chris A. Peterson.

Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund’s investment strategy. Mr. Lindquist joined First Trust as a Vice President in April 2004 and was a Senior Vice President of First Trust and FTP from September 2005 to July 2012. Mr. Lindquist has been a Managing Director of First Trust and FTP since 2012.

Mr. Erickson has been a Senior Vice President of First Trust and FTP since 2001. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust and FTP. As First Trust’s Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust’s general investment philosophy. As Chief Operating Officer, Mr. McGarel is responsible for First Trust and FTP operations, including information systems, trust administration and First Trust administration. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012.

Mr. Testin has been a Senior Vice President of First Trust and FTP since 2003. Mr. Testin is the head of First Trust’s Portfolio Management Group.

Mr. Ueland joined First Trust as a Vice President in August 2005 and has been a Senior Vice President of First Trust and FTP since September 2012. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.

Mr. Peterson is a Senior Vice President and head of First Trust’s strategy research group. He joined First Trust in January of 2000. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies. Mr. Peterson received his B.S. in Finance from Bradley University in 1997 and his M.B.A. from the University of Chicago Booth School of Business in 2005. He has over 20 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation.

Pursuant to the Investment Management Agreement between First Trust and First Trust ETF IV, on behalf of PRME, First Trust currently receives an annual unitary management fee equal to 0.95% of PRME’s average daily managed assets. In connection with the unitary management fee First Trust receives from PRME, First Trust is responsible for paying all expenses of PRME excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Pursuant to the Investment Management Agreement between First Trust and First Trust ETF II, on behalf of FFR, First Trust is paid an annual management fee of 0.40% of FFR’s average daily net assets. Unlike PRME, FFR does not pay a unitary management fee and therefore FFR is responsible for paying all its own expenses of operation. First Trust has agreed to waive fees and/or reimburse FFR for expenses to the extent necessary to prevent FFR’s operating expenses (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding (as a percentage of average daily net assets) 0.60%. First Trust may benefit as a result of the Reorganization as it currently pays Heitman a fee for its services as subadvisor to PRME. As there is no subadvisor for FFR and First Trust does not pay a subadvisory fee or other expenses of FFR, First Trust may receive a greater net management fee in connection with the assets of PRME after the Reorganization.

Proposal

The Proposal to be submitted to the shareholders of First Trust Heitman Global Prime Real Estate ETF at the Meeting is as follows:

To approve an Agreement and Plan of Reorganization by and between First Trust ETF IV, on behalf of First Trust Heitman Global Prime Real Estate ETF, and First Trust ETF II, on behalf of First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, pursuant to which First Trust Heitman Global Prime Real Estate ETF would (i) transfer all of its assets to First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund in exchange solely for newly issued shares of First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund and First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund’s assumption of all of the liabilities of First Trust Heitman Global Prime Real Estate ETF and (ii) immediately distribute such newly issued shares of First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund to First Trust Heitman Global Prime Real Estate ETF shareholders (collectively, the “Reorganization”).

For the forgoing reasons, the Board of Trustees of PRME recommends that PRME shareholders vote FOR approval of the Plan and the Reorganization it contemplates.

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ADDITIONAL INFORMATION ABOUT PRME AND FFR

Charter Documents

PRME is a non-diversified series of First Trust ETF IV, a Massachusetts business trust governed by Massachusetts law. FFR is a diversified series of First Trust ETF II, a Massachusetts business trust governed by Massachusetts law. Each of First Trust ETF II and First Trust ETF IV is governed by an Amended and Restated Declaration of Trust, dated as of June 12, 2017 (each, a “Declaration”) and the Declaration of ETF IV is substantially identical to the Declaration of ETF II. Additional information about each of the Declarations is provided below.

Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportionate fractional vote. First Trust ETF IV and First Trust ETF II are permitted to have more than one series, and currently there are nine series of First Trust ETF IV and sixteen series of First Trust ETF II existing in addition to PRME and FFR, respectively. In some circumstances, all of the series vote together, but a separate vote will be taken by the shareholders of PRME and FFR on matters affecting PRME and FFR, respectively, as a series when so required under the 1940 Act or when the Board of Trustees of PRME or FFR has determined that the matter affects only the interests of the shareholders of PRME or FFR, respectively. If a matter affects only a particular series of First Trust ETF IV or First Trust ETF II and does not affect PRME or FFR, respectively, only the required vote by that applicable series shall be required. For example, a change in a fundamental investment policy for PRME would be voted upon only by shareholders of PRME.

Neither Fund is required to hold annual meetings of shareholders under its Declaration. Shareholder meetings of First Trust ETF IV and First Trust ETF II must be called when required by the 1940 Act to elect Trustees. Shareholder meetings of PRME and FFR may be called by a majority of the Trustees of First Trust ETF IV and First Trust ETF II, respectively. Shareholder meetings of PRME and FFR shall be called by the Secretary of First Trust ETF IV or First Trust ETF II, respectively, upon the order of the Trustees of First Trust ETF IV or First Trust ETF II upon the written request of the shareholders holding shares of PRME or FFR, respectively, representing in the aggregate not less than one-third of the voting power of the outstanding shares of PRME or FFR, respectively, entitled to vote on the matters specified in such written request provided that (i) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (ii) the shareholders of PRME or FFR requesting such meeting shall have paid to First Trust ETF IV or First Trust ETF II, respectively, the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

Neither Fund’s shares have preemptive rights. However, under each Fund’s Declaration, the Trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the Trustees may determine. Mutual funds, in general, issue shares that can be redeemed or sold back to the fund at the fund’s net asset value per share (less any applicable redemption fee or sales charge). Unlike conventional mutual funds, ETFs like PRME and FFR issue and redeem shares on a continuous basis, at net asset value, only in Creation Units. Creation Units of PRME and FFR will generally be issued and redeemed in-kind for securities in which PRME or FFR, respectively, invest. A Creation Unit of PRME and FFR consists of 50,000 shares. PRME and FFR shares are not individually redeemable securities of PRME and FFR, respectively, except when aggregated as Creation Units. Shares of PRME and FFR are listed and traded on NYSE Arca under the ticker symbol “PRME” and “FFR,” respectively, to provide liquidity for individual shareholders of PRME and FFR shares in amounts less than the size of a Creation Unit.

Shareholders of PRME are entitled to dividends as declared by its Trustees, and if First Trust ETF IV were liquidated, each shareholder of PRME would be entitled to receive pro rata the distributable assets of First Trust ETF IV attributable to shares of PRME. Shareholders of FFR are entitled to dividends as declared by its Trustees, and if First Trust ETF II were liquidated, each shareholder of FFR would be entitled to receive pro rata the distributable assets of First Trust ETF II attributable to shares of FFR. Each of PRME and FFR distribute their net investment income monthly and their net realized capital gains at least annually, if any.

Under Massachusetts law, shareholders of a Massachusetts business trust could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each of the Declarations contains an express disclaimer of shareholder liability for any debts, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to the respective Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. Each of the Declarations further provides for indemnification for all claims and liabilities of any shareholder held personally liable for the obligations of a Fund solely by reason of being or having been a shareholder of the Fund.

As noted above, First Trust ETF IV and First Trust ETF II issue their shares in more than one series. Each of the Declarations authorize the issuance of classes of shares. All consideration received by PRME or FFR for the issue or sale of shares of PRME or FFR, respectively, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of First Trust ETF IV and First Trust ETF II, subject only to the rights of creditors of PRME or FFR, respectively, and belong irrevocably to PRME or FFR for all purposes. Additional series of First Trust ETF IV or First Trust ETF II may be established by the Trustees of First Trust ETF IV or First Trust ETF II, respectively, from time to time. Shares of PRME or FFR may be issued in classes, with such relative rights and preferences as may be determined by the Trustees from time to time.

In general, the Declarations of both First Trust ETF IV and First Trust ETF II require a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. Both Declarations give the Trustees broad authority to approve reorganizations between PRME or FFR, as the case may be, and another entity or the sale of all or substantially all of the Fund’s assets without shareholder approval if the 1940 Act would not require such approval. Because of certain differences between PRME and FFR, the 1940 Act requires that the Reorganization be approved by the affirmative vote of the “majority of the outstanding voting securities” of PRME as described above. Under the First Trust ETF II Declaration, a reorganization required by the 1940 Act to be approved by shareholders would need the affirmative vote of the “majority of the outstanding voting securities” as described above. The 1940 Act does not require the approval of shareholders of FFR for the Reorganization.

Both Declarations permit amendments to the Declaration to be made by the Trustees, without shareholder vote.

First Trust ETF IV is not required to hold annual meeting of shareholders, and each Trustee is elected to serve until the next meeting of shareholders is called for the purpose of considering the election or re-election of such Trustee or of a successor Trustee. First Trust ETF II is not required to hold annual meeting of shareholders, and each Trustee is elected to serve until the next meeting of shareholders is called for the purpose of considering the election or re-election of such Trustee or of a successor Trustee. Except as required by the 1940 Act or NYSE Arca rules or as described above, the Declarations do not require the Trustees of First Trust ETF IV (of which PRME is a series) and of First Trust ETF II (of which FFR is a series) to call meetings of the shareholders for the election or re-election of Trustees. Subject to the limits of the 1940 Act, any vacancies on the Board of Trustees may be filled by a majority of the Trustees then in office. The Declarations provide that, subject to the limits of the 1940 Act and with the exception of certain limited circumstances, any Trustee of First Trust ETF IV or First Trust ETF II may be removed from office only (i) by action of at least two-thirds of the outstanding shares of the respective Fund, or (ii) by the action of at least two-thirds of the remaining Trustees.

Quorum for a shareholder meeting of First Trust ETF IV (of which PRME is a series) and First Trust ETF II (of which FFR is a series) is the presence in person or by proxy of 33-1/3% of the voting power of the outstanding shares entitled to vote or, when a matter requires a separate vote by series or class, then 33-1/3% of the voting power of the aggregate number of outstanding shares of that series or class entitled to vote shall constitute a quorum as to the matter being voted upon by that series or class.

The foregoing is a very general summary of certain provisions of the Declarations governing FFR and PRME. Please see the charter documents themselves for additional information.

Independent Registered Public Accounting Firm (“Auditor”)

Deloitte & Touche LLP serves as Auditor for both PRME and FFR.

Fund Service Providers

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as the administrator, accounting agent, custodian and transfer agent to PRME. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, acts as the administrator, accounting agent, custodian and transfer agent to FFR. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to both PRME and FFR.

Net Asset Value

FFR’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE Arca is open for business. Net asset value is calculated for FFR by taking the market price of FFR’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board of Trustees of FFR or its delegate.

FFR’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq Stock Market (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided First Trust’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, First Trust’s Pricing Committee, at fair value. The use of fair value pricing by FFR is governed by valuation procedures adopted by the Board of Trustees and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of FFR’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used generally they will differ from the current market valuations.

GENERAL INFORMATION

Voting Process

This Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of PRME on or about July 5, 2019. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don’t understand, please contact AST Fund Solutions LLC, proxy solicitor for the Funds, at (800) 284-1755.

Shareholders of record of PRME as of the close of business on May 31, 2019 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Board of Trustees requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a proxy is returned and no choice is specified, the shares will be voted FOR the Proposal. Shareholders who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the Proposal by filing with PRME a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked prior to its exercise by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

AST Fund Solutions LLC has been engaged to assist in the solicitation of proxies for PRME. As the date of the Meeting approaches, certain shareholders of PRME may receive a telephone call from a representative of AST Fund Solutions LLC if their votes have not yet been received. Authorization to permit AST Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of PRME. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Trustees believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative of AST Fund Solutions LLC is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to AST Fund Solutions LLC, then the representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. AST Fund Solutions LLC will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call AST Fund Solutions LLC immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for voting by phone or via the Internet. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions by phone or via the Internet.

Under the By-Laws of PRME, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of at least thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the respective Fund entitled to vote at the Meeting. For purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), are counted.

If a quorum is not present, the chair of the Meeting or person presiding thereat, as applicable, may adjourn the Meeting from time to time until a quorum is present. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the Meeting may, by motion of the person presiding thereat, be adjourned when such adjournment is approved by the vote of holders of shares of PRME representing a majority of the voting power of the shares of PRME present and entitled to vote with respect to the matter to be adjourned, and voting on the adjournment. Unless a proxy is otherwise limited in this regard, any shares of PRME present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment.

Broker-dealer firms holding shares of PRME in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal. Pursuant to NYSE Rule 452, broker-dealers that are members of the NYSE Arca and that have not received instructions from a customer prior to the date specified in the broker-dealer’s request for voting instructions may not vote such customer’s shares on the Proposal being considered at the Meeting. Broker-dealers who are not members of the NYSE Arca may be subject to other rules, which may or may not permit them to vote customer shares without instruction.

The affirmative vote of a majority of the outstanding voting securities of PRME is required to approve the Proposal relating to the Plan as set forth on the cover of this Proxy Statement/Prospectus. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of PRME present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of PRME. For purposes of determining the approval of the Plan and the Reorganization it contemplates by PRME shareholders, abstentions and broker non-votes will have the effect of a vote against such Proposal.

Proxy solicitations will be made, beginning on or about July 5, 2019, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of PRME, as applicable; (ii) AST Fund Solutions LLC, PRME’ proxy solicitor that will provide proxy solicitation services in connection with the Proposal set forth herein; (iii) First Trust Advisors L.P. (“First Trust” or, the “Advisor”), the investment adviser of the Funds; (iv) Brown Brothers Harriman & Co., the administrator, accounting agent, custodian and transfer agent of PRME; or (v) any affiliates of those entities.

The direct expenses associated with the preparation of the Proposal and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Proxy Statement/Prospectus and its enclosures, will be paid by First Trust.

The indirect expenses of the Reorganization, primarily relating to the repositioning of the assets of PRME, will be borne by PRME and are estimated to be approximately $1,700, or 0.08% of its net assets, based on average costs normally incurred in such transactions.

As of the Record Date, 100,002 shares of PRME were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of PRME the shareholder owns.

Share Ownership of PRME and FFR

Based solely on information First Trust obtained from filings available on the SEC’s EDGAR website, the following tables provide information regarding persons who owned beneficially or of record 5% or more of shares of PRME and FFR and, on a pro forma basis, FFR on a post-Reorganization basis. Neither First Trust nor PRME have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below.

PRME

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Goldman Sachs & Co. LLC 30 Hudson Street, Jersey City, New Jersey 07302	20,001	20.00%
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Research Triangle Park, North Carolina 27560	18,254	18.25%
LPL Financial Corporation 1055 LPL Way Fort Mill, South Carolina 29715	11,856	11.86%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4804 Deer Lake Drive E Jacksonville, Florida 32246	11,629	11.63%
RBC Capital Markets, LLC 60 S 6th Street, P-09 Minneapolis, Minnesota 55402	8,475	8.47%
Citadel Securities LLC 131 South Dearborn Street Chicago, Illinois 60603	8,317	8.32%
Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	6,189	6.19%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. FFR and PRME disclaim any responsibility as to the accuracy of such information.

FFR

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)

Morgan Stanley Smith Barney LLC 1300 Thames St, 6th Floor Baltimore, Maryland 21231	172,683	16.45%
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, Arizona 85016	152,440	14.52%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	124,180	11.83%
Wells Fargo Clearing Services, LLC 2801 Market Street H0006-09B St. Louis, Missouri 63103	89,598	8.53%
American Enterprise Investment Services Inc. 901 3rd Avenue South Minneapolis, Minnesota 55474	80,990	7.71%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. FFR and PRME disclaim any responsibility as to the accuracy of such information.

As of May 31, 2019, the Trustees and executive officers of PRME as a group beneficially owned 1,150 shares of PRME, which is 1.15% of PRME’s outstanding shares, and the Trustees and executive officers of FFR as a group beneficially less than 1% of FFR’s outstanding shares.

Pro Forma FFR Post Reorganization

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Morgan Stanley Smith Barney LLC 1300 Thames St, 6th Floor Baltimore, Maryland 21231	172,727	15.79%
Charles Schwab & Co., Inc. 2434 E Lincoln Drive Phoenix, Arizona 85016	153,002	13.99%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	124,399	11.37%
First Clearing LLC 2801 Market Street H0006-09B St. Louis, Missouri 63103	89,598	8.19%
American Enterprise Investment Services Inc. 901 3rd Avenue South Minneapolis, Minnesota 55474	80,990	7.40%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. PRME and FFR disclaim any responsibility as to the accuracy of such information. Such information assumes the completion of the Reorganization and the relative net asset values of FFR common shares and PRME common shares as of May 31, 2019.

Shareholder Proposals

PRME’s and FFR’s By-Laws do not permit shareholder proposals for action by shareholders at an annual meeting of shareholders other than as required under federal law. PRME’s and FFR’s Board of Trustees, respectively, may permit from time to time in their discretion procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof.

As a general matter, PRME and FFR do not intend to hold regular annual or special meetings of its shareholders.

Shareholder Communications

Shareholders of PRME or FFR who want to communicate with the Board of Trustees or any individual Trustee should write to the attention of PRME’s and FFR’s Secretary, W. Scott Jardine, First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The letter should indicate that such shareholder is a PRME or FFR shareholder, as applicable. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for PRME is October 31. The fiscal year end for FFR is September 30.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Advisor.

Annual Report Delivery

Annual reports will be sent to shareholders of record of FFR and, if the Reorganization is not consummated, to shareholders of PRME following the applicable Fund’s next fiscal year end. The applicable Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless such Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

A list of shareholders of PRME entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of PRME during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Proxy Statement/Prospectus.

The chair of the Meeting or person presiding thereat, as applicable, may call for an adjournment of the Meeting to permit further solicitation of proxies with respect to the Proposal if he or she determines that adjournment and further solicitation is reasonable and in the best interests of the shareholders. If a quorum is present, the adjournment must be approved by the vote of holders of shares of PRME representing a majority of the voting power of the shares of PRME present and entitled to vote with respect to the matter to be adjourned, and voting on the adjournment.

OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of PRME.

It Is Important That Proxies Be Returned Promptly. Shareholders Who Do Not Expect To Attend The Meeting Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

If You Need Any Assistance, Or Have Any Questions Regarding The Proposal Applicable to You Or How To Vote Your Shares, Call AST Fund Solutions LLC at (800) 284-1755 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 11th day of March, 2019 by First Trust Exchange-Traded Fund II, a Massachusetts business trust (“Trust II”), on behalf of its series, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the “Acquiring Fund”), First Trust Exchange-Traded Fund IV, a Massachusetts business trust ( “Trust IV”), on behalf of its series, First Trust Heitman Global Prime Real Estate ETF (the “Target Fund”), and First Trust Advisors L.P. (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of the Target Fund will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, and transactions and actions related thereto, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The foregoing will be effected pursuant to this Agreement.

WHEREAS, the Acquiring Fund is a series of Trust II, the Target Fund is a series of Trust IV, and Trust II and Trust IV are each an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1      THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, creation fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2      ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees of Trust IV (the “Target Fund Board”) or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3      LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4      LIQUIDATING DISTRIBUTION. As of the Effective Time, as such term is defined in Section 3.1, the Target Fund will distribute in complete liquidation of the Target Fund the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

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1.5      OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6      TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares due a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7      LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8      REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.9      BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS. The value of the Target Fund’s assets and liabilities shall be computed as of the close of regular trading on the NYSE Arca Exchange (“NYSE Arca”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the First Trust exchange-traded funds adopted by the Target Fund Board and the Board of Trustees of Trust II (the “Acquiring Fund Board”) (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2      VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3      SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined by dividing the value of the assets (net of liabilities) of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2. Shareholders of record of the Target Fund at the Closing will be credited with full and fractional shares of the Acquiring Fund.

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2.4      EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE Arca or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE Arca or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1      CLOSING. The Closing shall occur at         on            , 2019 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business on the Closing Date at the offices of Chapman and Cutler LLP in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2      CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3      CERTIFICATES OF TRANSFER AGENT.

(a) The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder as of the Closing.

(b) The Acquiring Fund shall cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to Trust IV or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4      DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS OF THE TARGET FUND. Trust IV, on behalf of the Target Fund, represents and warrants as follows:

(a)      Trust IV is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Target Fund is a separate series of Trust IV duly authorized in accordance with the applicable provisions of Trust IV’s Declaration of Trust.

(c)       Trust IV is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of Trust IV’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)      There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before the Closing.

(f)      No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)      The financial statements of the Target Fund as of October 31, 2018, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of October 31, 2018, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)      Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2018, whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

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(i)      All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)      All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)      At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)      The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

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(n)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by Trust IV with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)       No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)      For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND. Trust II, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)      Trust II is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Acquiring Fund is a separate series of Trust II duly authorized in accordance with the applicable provisions of Trust II’s Declaration of Trust.

(c)      Trust II is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of Trust II’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)      No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

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(f)      (i) The financial statements of the Acquiring Fund as of September 30, 2018 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of September 30, 2018, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(ii) The financial statements of the Acquiring Fund as of March 31, 2019, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of March 31, 2019, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)      Since the date of the financial statements referred to in subsection (f (i)) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. Before the Closing Date, the Acquiring Fund will advise the Target Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2019, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)      All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)      All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

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(j)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)      The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)      The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by Trust II with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)      For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(o) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

ARTICLE V

COVENANTS OF THE FUNDS

5.1      OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

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5.2      APPROVAL OF SHAREHOLDERS. Trust IV will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3      INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4      ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5      FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6      STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by Trust IV’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7      PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. Trust II will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8      TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, Trust IV, the Acquiring Fund or Trust II shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, Trust IV, the Acquiring Fund and Trust II will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7 herein.

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ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1      All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2      The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1      All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund on the Closing a certificate executed in the Target Fund’s name by the Target Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2      The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of Trust IV.

7.3      The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code). The Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund shareholders as of the record date for such dividend. The Target Fund shall not have any rights with respect to the assets held in such escrow account.

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7.4      The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5      The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1      This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of Trust IV’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2      On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3      All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4      The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

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8.5      The Target Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)       Trust II is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)      The execution and delivery of the Agreement by Trust II, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate Trust II’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i)  Trust II is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement, except such as may be required under any Massachusetts securities law, rule, or regulation, about which we express no opinion.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.6      The Acquiring Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)      Trust IV is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)      The execution and delivery of the Agreement by Trust IV, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate Trust IV’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i) Trust IV is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Target under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement except such as may be required under any Massachusetts securities law, rule, or regulation, about which such counsel expresses no opinion, and except for filings with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Boston in connection with the termination of the Target Fund as a series of Trust IV.

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Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7      The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)      The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)      No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)      No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)      The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)      The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

A-14

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1      The Adviser will pay the expenses incurred by each Fund in connection with the Reorganization (“Reorganization Expenses”). Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

9.2      Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3      Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1      The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the President or any Vice President of the Target Fund or the Acquiring, respectively, without further action by the Target Fund Board or the Acquiring Fund Board, respectively. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

A-15

(a)      a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)      a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)      a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of Trust IV or Trust II.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of Trust IV and officers of Trust II as specifically authorized by the Target Fund Board and the Acquiring Fund Board, respectively; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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13.5      All parties hereto are expressly put on notice of the Declaration of Trust of Trust II and the Declaration of Trust of Trust IV and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement has been executed and delivered by the trustees or officers of Trust II, or officers of the Acquiring Fund on behalf of the Acquiring Fund, and the trustees or officers of Trust IV, or officers of the Target Fund, on behalf of the Target Fund, in each case acting as trustees or officers and not individually, and it is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of Trust II or Trust IV individually, or impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as provided in the applicable Declaration of Trust, and persons dealing with a Fund must look solely to the assets of such Fund for the enforcement of any claims.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

First Trust Exchange-Traded Fund II, on behalf of First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

By:_______________________________

Name:_____________________________

Title:______________________________

First Trust Exchange-Traded Fund IV, on behalf of First Trust Heitman Global Prime Real Estate ETF

By:______________________________

Name:_____________________________

Title:______________________________

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

FIRST TRUST ADVISORS L.P.

By:_______________________________

Name:_____________________________

Title:______________________________

EXHIBIT B

First Trust

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 800-284-1755 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

The undersigned holder of shares of the First Trust Heitman Global Prime Real Estate ETF ("PRME" or the "Fund"), a series of First Trust Exchange-Traded Fund IV, a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman or any one of them, as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on August 22, 2019, at 4:00 p.m. Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated July 1, 2019 (the "Proxy Statement/Prospectus), and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. **This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Fund's Proposal set forth on the reverse side of this proxy card**.

This proxy is solicited on behalf of the Board of Trustees, and the Proposal for the Fund (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-284-1755**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy materials for the Special Meeting of Shareholders to be held on August 22, 2019.** The proxy statement of the Fund is available at: www.proxyonline.com/docs/firsttrustheitmangpreetf2019.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

B-1

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Fund. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL SET FORTH BELOW.

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSAL SET FORTH BELOW.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

B-2

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

First Trust Heitman Global Prime Real Estate ETF (PRME),

A SERIES OF

FIRST TRUST EXCHANGE-TRADED FUND IV
AND
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index
Fund (FFR),
A SERIES OF
FIRST TRUST EXCHANGE-TRADED FUND II

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated July 1, 2019 that is being furnished to shareholders of First Trust Heitman Global Prime Real Estate ETF (“PRME”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund IV, an open-end management investment company (“First Trust ETF IV”), and First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR” and together with PRME, each a “Fund”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund II, an open-end management investment company (“First Trust ETF II”), in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of PRME (the “Board of Trustees”) to be held at the offices of the Funds, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on August 22, 2019, at 4:00 p.m. Central time. At the Meeting, shareholders of PRME will be asked to approve an Agreement and Plan of Reorganization between PRME and FFR, pursuant to which PRME would reorganize into FFR, and shareholders of PRME would become shareholders of FFR (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing PRME and FFR at the address shown above or by calling (800) 621-1675.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i) Statement of Additional Information, dated February 1, 2019, for FFR;

(ii) Statement of Additional Information, dated March 1, 2019, for PRME

(iii) the financial statements of FFR for its most recent fiscal year ending September 30, 2018;

(iv) the unaudited financial statements of FFR for the six months ended March 31, 2019;

(v) the financial statements of PRME for its most recent fiscal year ending October 31, 2018.

Please note that since the net asset value of PRME does not exceed ten percent of FFR’s net asset value, pro forma financial statements need not be prepared for this transaction under Item 14(2) of Form N-14.

The date of this Statement of Additional Information is July 1, 2019.

TABLE OF CONTENTS

FUND HISTORY	1
DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS	1
MANAGEMENT OF THE FUNDS	2
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	2
INVESTMENT ADVISORY AND OTHER SERVICES	3
PORTFOLIO MANAGERS	3
BROKERAGE ALLOCATION AND OTHER PRACTICES	4
TAXATION OF THE FUNDS	4
CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING; DISTRIBUTOR	4
FINANCIAL STATEMENTS	5
i

FUND HISTORY

This Statement of Additional Information relates to an Agreement of Plan and Reorganization between First Trust Heitman Global Prime Real Estate ETF (“PRME”), a series of First Trust Exchange-Traded Fund IV (“First Trust ETF IV”), and First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR” and together with PRME, the “Funds” and each individually a “Fund”), a series of First Trust Exchange-Traded Fund II (“First Trust ETF II”), pursuant to which PRME would reorganize into FFR, and shareholders of PRME would become shareholders of FFR (the “Reorganization”). FFR is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). For further information concerning FFR in general see the headings “General Description of the Trust and the Funds” in FFR’s Statement of Additional Information as it relates to FFR. For further information concerning PRME in general see the headings “General Description of the Trust and the Fund” in PRME’s Statement of Additional Information as it related to PRME.

DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS

FFR Investment Objectives and Risks

For a discussion of FFR’s investment objectives and techniques and related investment policies, see the heading “Investment Objective and Policies” and “Investment Strategies” in FFR’s Statement of Additional Information as it relates to FFR. For a discussion of the risks associated with an investment in FFR, see the heading “Investment Risks” in FFR’s Statement of Additional Information as it relates to FFR. For a discussion of the fundamental and nonfundamental investment policies of FFR adopted by the Trust’s Board of Trustees, see heading “Investment Objective and Policies” in FFR’s Statement of Additional Information as it relates to FFR.

PRME Investment Objectives and Risks

For a discussion of PRME’s investment objectives and techniques and related investment policies, see the heading “Investment Objective and Policies” and “Investment Strategies” in PRME’s Statement of Additional Information as it relates to PRME. For a discussion of the risks associated with an investment in PRME, see the heading “Investment Risks” in PRME’s Statement of Additional Information as it relates to PRME. For a discussion of the fundamental and nonfundamental investment policies of PRME adopted by the Trust’s Board of Trustees, see heading “Investment Objective and Policies” in PRME’s Statement of Additional Information as it relates to PRME.

MANAGEMENT OF THE FUNDS

Management of FFR

For a disclosure of the names and a brief occupational biography of each of the FFR’s trustees and officers, identifying those who are interested persons of FFR, see the heading “Management of the Funds” in FFR’s Statement of Additional Information.

As of May 31, 2019, the officers and trustees, in the aggregate, owned less than 1% of the shares of FFR.

Management of PRME

For a disclosure of the names and a brief occupational biography of each of PRME’s trustees and officers, identifying those who are interested persons of PRME, see the heading “Management of the Fund” in PRME’s Statement of Additional Information.

As of May 31, 2019, the officers and trustees, in the aggregate, owned 1.15% of the shares of PRME.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

FFR

For a discussion of the persons who control FFR, persons who own beneficially 5% or more of FFR’s outstanding equity securities and percentages of the Fund’s equity securities owned by all officers, trustees, and members of any advisory board of the First Trust ETF II as a group, see the heading “Management of the Funds” and “Exhibit A – Principal Holders Table” in FFR’s Statement of Additional Information.

To the knowledge of the Board of Trustees, as of May 31, 2019, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) beneficially owned more than 5% of FFR’s outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission (“SEC”) by shareholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

FFR
Beneficial Ownership of Shares

Name and Address of Beneficial Owner	Shares Beneficially Owned	% of Outstanding Shares Beneficially Owned
Morgan Stanley Smith Barney LLC 1300 Thames St, 6th Floor Baltimore, Maryland 21231	172,683	16.45%
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, Arizona 85016	152,440	14.52%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	124,180	11.83%
Wells Fargo Clearing Services, LLC 2801 Market Street H0006-09B St. Louis, Missouri 63103	89,598	8.53%
American Enterprise Investment Services Inc. 901 3rd Avenue South Minneapolis, Minnesota 55474	80,990	7.71%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory and Other Services of FFR

For a discussion of FFR’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Funds” and “Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Providers and Exchanges,” in FFR’s Statement of Additional Information.

Investment Advisory and Other Services of PRME

For a discussion of PRME’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Fund” and “Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Providers and Exchanges,” in PRME’s Statement of Additional Information.

PORTFOLIO MANAGERS

Portfolio Managers of FFR

For a discussion of portfolio manager’s management activities, compensation and ownership of securities in FFR, see heading “Management of the Funds” in FFR’s Statement of Additional Information as it relates to FFR.

Portfolio Managers of PRME

For a discussion of portfolio manager’s management activities, compensation and ownership of securities in PRME, see heading “Management of the Fund” in PRME’s Statement of Additional Information as it related to PRME.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Allocation and Other Practices of FFR

For a discussion of FFR’s brokerage policy, see the heading “Brokerage Allocations” in FFR’s Statement of Additional Information.

Brokerage Allocation and Other Practices of PRME

For a discussion of PRME’s brokerage policy, see the heading “Brokerage Allocations” in PRME’s Statement of Additional Information.

TAXATION OF THE FUNDS

Taxation of FFR

For a discussion of any tax information relating to ownership of FFR’s shares, see the heading “Federal Tax Matters” in FFR’s Statement of Additional Information.

Taxation of PRME

For a discussion of any tax information relating to ownership of PRME’s shares, see the heading “Federal Tax Matters” in PRME’s Statement of Additional Information.

CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING; DISTRIBUTOR

FFR

For a discussion of FFR’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Funds” and “Additional Information” in FFR’s Statement of Additional Information.

For a description of the purchase and redemption procedures for FFR’s shares and a discussion of FFR’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Unit Aggregations” and “Determination of Net Asset Value” in FFR’s Statement of Additional Information.

For a discussion of FFR’s distributor, see the heading “Custodian, Administrator, Fund Accountant, Distributor, Transfer Agent, Index Providers and Exchanges” in FFR’s Statement of Additional Information.

PRME

For a discussion of PRME’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Fund” and “Additional Information” in PRME’s Statement of Additional Information.

For a description of the purchase and redemption procedures for PRME’s shares and a discussion of PRME’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Unit Aggregations” and “Determination of Net Asset Value” in PRME’s Statement of Additional Information.

For a discussion of PRME’s distributor, see the heading “Custodian, Administrator, Fund Accountant, Distributor, Transfer Agent, Index Providers and Exchanges” in PRME’s Statement of Additional Information.

FINANCIAL STATEMENTS

Financial Highlights of FFR

For the Audited financial statements for FFR for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for FFR, see the heading “Financial Highlights” in FFR’s Prospectus.

Financial Highlights of PRME

For the Audited financial statements for PRME for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for PRME, see the heading “Financial Highlights” in PRME’s Prospectus.